Holly Energy Partners, L.P. National Association of Publicly Traded Partnerships MLP Conference March 7, 2007 Matthew P. Clifton Chairman and CEO

Safe Harbor Disclosure Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect our business prospects and performance, and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the future performance of the pipelines and terminals, the actions of actual or potential competitive suppliers and transporters of refined petroleum products in our markets and the markets of Holly Corporation and Alon USA, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing, the effectiveness of capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly Energy Partners is provided in our reports filed with the Securities and Exchange Commission from time to time. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly Energy Partners undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Presentation Topics HEP overview Growth since inception Future growth opportunities Key HEP highlights

Presentation Topics HEP overview Growth since inception Future growth opportunities Key HEP highlights

Holly Energy Partners (NYSE: HEP) Formation Sponsored by Holly Brought to market July 2004 7 million common units sold at $22.25 Obtained $100 million credit facility obtained, led by Union Bank of California (currently nothing drawn on facility)

HEP's IPO Sponsor: Holly Corporation (NYSE:HOC) Independent refiner in Southwest / Rocky Mountain states Owns 2 refineries: New Mexico & Salt Lake City Combined capacity of 109,000 barrels per day ("BPD") Wholesale marketer supplying West Texas, Arizona, New Mexico, Colorado, Utah, Nevada, Idaho & Washington Also built extensive logistics operations (pipelines & terminals) to support refineries--delivering refined products to end markets Extensive crude oil gathering network in West Texas and New Mexico

Holly Energy Partners Assets - 2006 HEP Assets overview: Over 1,700 miles of product pipelines 11 Terminals in 5 states (3 of the terminals are 50% owned) 70% interest in Rio Grande Pipeline Company, a joint venture with BP

Counterparty Type of Contract Holly Corp - IPO Assets Minimum Revenue Commitment Alon USA - Lease Agreement Capacity Lease (20,000 bpd) Alon USA - Products Pipelines Minimum Volume Commitment Holly Corp - Intermediate Pipelines Minimum Revenue Commitment 100% Fee / Capacity lease based-no commodity risk Over 85% of HEP revenue is derived from long-term contracts In 2006, over $78 million of HEP's total revenue of $89 million was derived from these commitments HEP Stability - Contracts/Commitments

Presentation Topics HEP overview Growth since inception Future growth opportunities Key HEP highlights

Growth Since Inception - Overview July 2004: Initial public offering Feb 2005: Alon USA pipeline & terminals acquisition July 2005: Holly intermediate pipelines acquisition July 2006: Holly refinery expansion & tariff renegotiation

EBITDA Growth At IPO (7/04) Alon (2/05) Imm P/L (7/05) NRC Expansion & Tariff Renegotiation (7/06) Total East 35 35 52 62 67 17 10 5 In millions EBITDA growth from inception-steady increases

Pipeline Volume Growth 2004 P/L Volume 2005 P/L Volume 2006 P/L Volume East 96 159 189 In thousands BPD Year over Year Pipeline Volume Growth In 2006 approximately 83% of revenues come from pipeline activity

Distribution Growth Nov '04* Feb '05 May '05 Aug '05 Nov '05 Feb '06 May '06 Aug '06 Nov '06 Feb '07 East 0.435 0.5 0.55 0.575 0.6 0.625 0.64 0.655 0.665 0.675 Quarterly Distributions per unit * Less than a full calendar quarter-distribution paid at pro-rata $0.50/qtr Distribution has been increased every quarter since IPO 16.2% CAGR

Presentation Topics HEP overview Growth since inception Future growth opportunities Key HEP highlights

Future Growth Opportunities - Salt Lake City Crude Pipeline JV Announced February 2007 Brings needed relief to heavy crude capacity constraints for SLC refiners Joint Venture w/ Plains All American 25% Interest-Investment approx. $25 million Expected completion date: Q1 2008 Holly Refinery Expansions Announced February 2007 Navajo expansion to 100,000 bpd Woods Cross (SLC) expansion to 31,000 bpd Expected completion 4Q 2008 Brings increased volumes to HEP existing assets

Future Growth Opportunities - Crude Oil Transportation Assets Under consideration Holly Existing Assets: Main crude pipelines that serve Holly's Navajo Refinery Crude oil gathering operations in New Mexico, Texas and Utah Potential Project Evaluation: Potential 400 mile heavy crude oil pipeline from Cushing, OK to Navajo facility

Future Growth Opportunities - SLC to Las Vegas products pipeline Under consideration New source of refined products for Las Vegas given California sourcing issues 400 mile 12" pipeline; terminals in Las Vegas & Cedar City, UT Binding "Open Season" in progress; final decision expected in Q2 2007 Estimated pipeline cost is $235 million; with two terminals, total cost approx. $300 million Proposed completion date: Q4 2008

Financing Plans for Growth / Acquisition Current capital structure $185 mm debt 4.2x EBITDA / Interest in 2006 3.3x Debt / EBITDA in 2006 HEP also has $100mm line of credit (nothing drawn at present) HEP committed to prudent capital growth financing - long term target of 50/50 debt/equity on future financings HEP has option to utilize credit line for short-term financing - and can convert to permanent financing as it deems appropriate Currently evaluating best financing plan for projects under consideration

EBITDA: $67 million Interest Expense 6.25% on $125 million Three months LIBOR plus 115.75 basis points on $60 million Commitment fee of 50 basis points on $100 million credit facility, and Approx. $1 million of annual amortization of debt issuance and underwriting costs Depreciation & Amortization: Approx. $16 million Maintenance Capital Expenditures: Approx. $2 million Per Year data at current level of operations: Earnings and Cash Flow Guidance - "Go Forward" / Full Year Basis

Presentation Topics HEP overview Growth since inception Future growth opportunities Key HEP highlights

Key HEP Highlights No commodity risk / stable operations Stable base of revenue with long-term fee-based commitments Well maintained assets serving high growth markets Senior management team averaging over 25 years of industry experience Disciplined growth strategy Benefits from parent/sponsor Holly Corporation's refining growth plan Conservative financial structure

16.2% compounded annual increase in distributions to unitholders Total unitholder return of 131% since IPO Key HEP Highlights

Holly Energy Partners, L.P. (HEP) Holly Energy Partners, L.P. (NYSE: HEP) 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Matthew P. Clifton, Chairman & CEO Steve McDonnell, VP-Chief Financial Officer M. Neale Hickerson, VP-Investor Relations

Appendix Alon Pipeline & Terminal Transaction Holly Corp. Intermediates P/L Transaction Definitions

HEP Alon Acquisition - February 2005 Acquired 500 miles of pipeline, 2 refined product terminals and 1 refined product tank farm associated with Alon's Big Spring, Texas refinery Similar to Holly/HEP 15 year pipeline and terminal agreement - security of revenue and refiner access Alon outsources logistics activities and receives a higher multiple sales price HEP grows its geographic footprint with contiguous and synergistic asset acquisition HEP grows level of stable cash flow

HEP Intermediate Pipe Acquisition - July 2005 HEP acquired two 65-mile pipelines from Holly Corporation that transport crude oil and intermediate products from its Lovington, NM refining facility to its Artesia, NM refining facility (together comprising Holly's Navajo Refinery) Holly did not include these assets in IPO, but granted HEP a three-year option on them Also entered into 15 year pipelines and terminals agreement - security of revenue and refiner access Added further to HEP's stable cash flow level

Definitions BPD: Barrels per day CAGR: Compounded annual growth rate EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles ("U.S. GAAP"). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. IPO: Initial public offering TOTAL UNITHOLDER RETURN: Sum of total unit appreciation from date of initial public offering through February 27, 2007 plus all distributions paid, divided by initial public offering price